                                                                  Exhibit 10.45



                                 ALAN SCHUTZMAN
                               TERMS OF EMPLOYMENT
                                      WITH
                              CONCORD CAMERA CORP.


1)     POSITION

       Senior Vice President, General Counsel and Secretary

2)     EMPLOYER

       Concord Camera Corp., a New Jersey corporation (the "Company" or
       "Concord")

3)     TERM

       Three (3) years commencing effective as of September 15, 2003 (the "Effective Date") and ending on September 14, 2006, inclusive (the "Term"). Thereafter, the Term may be renewed or extended by mutual agreement of both parties in writing. The employment may be terminated by the Company in accordance with Section 12 below at any time during the Term.

4)     REPORTS TO

       Brian F. King, Senior Executive Vice President, or such other person or persons as the Senior Executive Vice President or the Chief Executive Officer may from time to time designate.

5)     COMPENSATION

       Salary: $275,000 per annum payable in accordance with the Company's normal payroll policies for employees. The aforesaid salary amount is to be reviewed on an annual basis, with the first review taking place on or about January 2005 and each January thereafter.

       Car allowance: $1,000 per month.

6)     EXPENSE REIMBURSEMENT

       The Company will reimburse the employee for all reasonable documented expenses necessarily incurred in the performance of the employee's duties.

7)     VACATION

       In addition to the Company's regularly scheduled holidays, the employee may take fifteen (15) work days of paid vacation per year, subject in each instance to his supervisor's prior approval. The employee will provide the Company with 30 days' prior written notice of each request for vacation.

8)     EXECUTIVE COMPENSATION PLANS

       Subject to the terms and conditions of such plans, the employee is eligible to participate in the Company's Amended and Restated 1995 Annual Incentive Compensation Plan, the Company's Long Term Cash Incentive Plan, and the Company's Flexible Perquisite Spending Account

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Alan Schutzman
Terms of Employment
Page 2



       Program, in each case as the same may be amended from time to time. The foregoing plans/program as currently in effect are attached hereto as Exhibits C, D and E, respectively.

9)     ADDITIONAL COMPENSATION

       In exchange for and subject to employee's compliance with the terms and conditions of his employment including, without limitation, the promises and representations contained herein, he shall receive a single payment in the amount of $100,000 (the "Additional Compensation") payable within 15 business days of the Effective Date. If, during the Term, the Company terminates the employee's employment for Cause (as defined herein) or the employee resigns from his employment, employee shall be required to repay all or part of the Additional Compensation to the Company in accordance with the following schedule:

                  $100,000 if separated prior to the 1st year anniversary of the Effective Date;

                  $66,666 if separated after the 1st but before the 2nd year anniversary of the Effective Date; and

                  $33,333 if separated after the 2nd but before the 3rd year anniversary of the Effective Date.

       By way of illustration, if employee resigns from his employment after the 1st but before the 2nd year anniversary of the Effective Date, he shall be required to repay $66,666 to the Company. Employee shall satisfy any such repayment obligation by tendering the full amount owed to the Company within ten (10) business days from the last date of his employment. If, when the employee's repayment obligation becomes due, the Company owes him any sums (including, without limitation, any salary, bonus, auto allowance or other payments or benefits), the Company, at its sole discretion, may elect to set-off such sums from the employee's repayment obligation; in such event, the Company shall notify the employee of the Company's election, provide to employee a written computation of the set-off amount, and require the employee to pay the reduced amount.

10)    OPTIONS

       Subject to approval by the Compensation and Stock Option Committee of the Board of Directors of Concord, no sooner than the Effective Date the employee will be granted the following option to purchase up to 60,000 shares of the common stock of Concord (subject to the employee's continued employment):

                  with vesting as to 20,000 shares on the 1st year anniversary of the Effective Date;
                  with vesting as to 20,000 shares on the 2nd year anniversary of the Effective Date; and with vesting as to 20,000 shares on the 3rd year anniversary of the Effective Date.

       The exercise price per share of the option shall be the record share price as of the close of business on the date of grant. The option will not be intended to qualify as an incentive stock option and shall be: (1) subject to the terms and conditions of Concord's standard option agreement, except that it will provide for immediate vesting as to all shares underlying the option if there is a change in control of the Company; and (2) conditioned upon the employee's execution and delivery of said agreement, as of the grant date. The grant of the aforesaid option does not establish any right of continued employment.


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Alan Schutzman
Terms of Employment
Page 3

11)      BENEFITS

       The employee shall be eligible to receive the following benefits, as same are made generally available to Company employees who participate in these plans, with contributions, as applicable, to be made by the employee and/or the Company consistent with the applicable plan(s):

       o    Life insurance at a rate of two (2) times base salary

       o    Medical and Dental insurance

       o    Disability Insurance

       o    401K Plan

       To the extent that the Company in its sole discretion modifies or terminates any of the foregoing plans or benefits, the employee shall be subject to said changes.

12)    TERMINATION

       The Company may terminate the employee for cause at any time without notice. "Cause" shall mean: (i) continued failure to obey reasonable instructions of the person(s) to whom the employee reports; (ii) continued neglect of duties and responsibilities; (iii) willful misconduct; (iv) fraud or dishonesty; (v) any action in bad faith which is to the detriment of the Company and/or any of its subsidiaries or affiliates; (vi) failure to comply with any of the provisions set forth in Exhibit A; or (vii) failure to comply with the Code of Conduct annexed as Exhibit B.

       The Company may terminate the employee's employment at any time for any reason by giving the employee 30 days' written notice. In the event the Company elects to terminate pursuant to this provision, it may at its option request employee to remain in its employment during the 30 day period following delivery of notice of termination, provided that the Company shall continue to provide the employee with his normal and customary compensation and benefits as prescribed in Sections 5, 7, 8, 9 and 11. Alternatively, the Company may require the employee to cease working at any time during the 30-day notice period. If: (i) the Company terminates the employee's employment without cause (as defined above in this Section) whether during the Term or at any time after the expiration of the Term; or (ii) the employee terminates his employment with Concord after the expiration of the Term (but not before), then the employee will be paid for a total of one (1) year (post-employment compensation), excluding any portion of the 30-day notice period for which the employee remained in the Company's employment, at the then effective compensation provided for in Section 5. The portions of such post-employment compensation that are related to the employee's salary and auto allowance will be paid in installments (net of required withholding) in accordance with the Company's normal payroll schedule for executives. The Company's obligation to pay any such post-employment compensation is conditioned upon the employee's prior and continued compliance with the provisions of this Agreement including, but not limited to, Section 13 and Exhibit A.


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Alan Schutzman
Terms of Employment
Page 4

       In the event that the employee's employment terminates for any reason at all, voluntarily or involuntary, benefits provided to the employee will terminate as of the last day of employment unless otherwise specified in any employee benefit plan or unless otherwise specified as a matter of law.

13)    CONFIDENTIALITY AND INTELLECTUAL PROPERTY; NON-COMPETE; CODE OF CONDUCT

       Annexed hereto as Exhibits A and B, respectively, are provisions applicable to the employee which are incorporated herein by reference and are part of this Agreement. As consideration for the covenants of employee set forth in Exhibit A, the Company hereby employs or continues to employ employee and employee hereby accepts employment or continued employment upon the terms and conditions contained herein. The employee acknowledges and agrees that the provisions set forth in Exhibits A and B do not affect the Company's ability to terminate the employee at any time with or without cause. If a provision set forth in this Term Sheet(1) conflicts with a provision set forth in one or both of the exhibits, then the provisions of this Term Sheet shall govern. The obligations set forth in Exhibits A and B shall survive any termination of the employee's employment and/or any termination or expiration of this Agreement.

       In the event the employee fails to comply with any of the terms or conditions of Exhibit A or B (as same may be modified in this Term Sheet), all stock options granted by Concord, pursuant to this Agreement or otherwise, are thereby forfeited regardless of whether such options have vested.

14)    REPRESENTATION BY EMPLOYEE

       Employee acknowledges and represents that he is not subject to any agreement or understanding, oral or written, direct or indirect, which would in any way prohibit, interfere with, restrict or limit: (a) the employee's employment by the Company (or any of its subsidiaries or affiliates); or (b) any activities contemplated as part of the employee's employment hereunder. The foregoing would include, but not be limited to, any agreement or covenant relating to non-competition, non-solicitation, confidentiality and/or non-interference. If the employee has ever signed or been subject to one or more agreements of the nature described above, the employee promptly disclosed them to the Company and provided the Company with complete copies of them.

---------------------
         (1) As used herein, "Term Sheet" means the portion of these Terms of Employment up through and including the signature page. The "Agreement" or "Terms of Employment" means the Term Sheet together with all exhibits and schedules to the same.





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Alan Schutzman
Terms of Employment
Page 5

15)    ACKNOWLEDGMENT OF REPRESENTATION BY COUNSEL

       Employee acknowledges that he has been represented by independent counsel or has knowingly waived his right to be represented by independent counsel with respect to this Agreement and the subject matter hereof.

16)    INDEMNIFICATION

       The employee agrees to indemnify the Company and its subsidiaries and affiliates against any damages, claims, expenses or costs, including attorneys fees, incurred by any of them relating directly or indirectly to any act or omission of the employee outside of the scope of the employee's duties and responsibilities as an employee of the Company.

17)    ENTIRE AGREEMENT

       This Agreement (which includes all schedules and exhibits to same) contains the entire understanding and agreement among and between the parties and supersedes any prior understandings or agreements, oral or written, between them relating to the subject matter hereof. Any amendments to this Agreement must be in writing, signed by the parties affected by the amendment.

18)    SEVERABILITY

       If any provision of this Agreement is held breached, illegal, invalid or unenforceable, such provision shall be deemed severed and the remainder of this Agreement will remain binding on the parties as though the breached, illegal, invalid or unenforceable provision had not been included.

19)    ATTORNEYS' FEES

       If any action at law or in equity is brought to enforce the provisions of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, whether at pretrial, trial or appellate levels, which may be set by the court in the same action or in a separate action for that purpose, including reasonable costs and fees awarded in such action, in addition to any other relief to which the party may be entitled.

20)    GOVERNING LAW

       This Agreement and the employment of the employee shall be governed by the laws of the State of Florida. Any litigation related to or arising out of this Agreement shall be brought in the state or federal courts of the State of Florida, or in the event the Company moves its principal place of business from the State of Florida, in the state or federal courts of the state of such other principal place of business. The parties agree that service of process may be effected by certified or registered mail, return receipt requested, or by regular mail if certified or registered mail is refused. The parties hereto agree to waive, and do hereby waive, trial by jury. The employee agrees and acknowledges that in the event of his or her violation of any term or condition of this Agreement that the Company will have no adequate remedy at law and shall, therefore, be entitled to enforce any provision hereof by temporary or permanent injunctive or mandatory relief obtained in any court of competent jurisdiction without the necessity of proving damage or posting any bond or other security and without prejudice to any other remedies that may be available to the Company at law or in equity.

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Alan Schutzman
Terms of Employment
Page 6

ACCEPTED AND AGREED:                        ACCEPTED AND AGREED:

EMPLOYEE                                    CONCORD CAMERA CORP.


   /s/  Alan Schutzman                      By:    /s/  Brian F. King
-----------------------------                    -------------------------------
Alan Schutzman                                   Brian F. King
                                                 Senior Executive Vice President

Date:      9/15/03                          Date:     9/15/03
     ------------------------                    -------------------------------



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                                                                     EXHIBIT A
                                                                     ---------



               CONFIDENTIALITY/INTELLECTUAL PROPERTY RESTRICTIONS
                                 AND NON-COMPETE

















                  Incorporated by reference to the Company's quarterly report on Form 10-K for the fiscal year ended June 28, 2003 which Confidentiality/Intellectual Prorty Restrictions and Non-Compete, dated February 12, 2001, was filed as part of
                  Exhibit 10.41.







Rev. February 12, 2001

                                                                      EXHIBIT B
                                                                      ---------





                              CONCORD CAMERA CORP.



                                 CODE OF CONDUCT







                  Incorporated by reference to the Company's quarterly report on Form 10-Q for the quarter ended March 29, 2003 which Code of Conduct, dated January 12, 2003, was filed as part of Exhibit 10.2.








Revised 01/12/03

                     AMENDMENT NO. 1 TO TERMS OF EMPLOYMENT
                                       OF
                                 ALAN SCHUTZMAN
                                      WITH
                              CONCORD CAMERA CORP.

         AMENDMENT NO. 1, dated January 23, 2004, to Terms of Employment dated as of September 15, 2003 (the "Agreement"), by and between CONCORD CAMERA CORP. (the "Company") and ALAN SCHUTZMAN (the "employee").

         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, and whereas the employee has voluntarily returned the Additional Compensation to the Company, the Agreement is hereby amended as follows, effective as of September 15, 2003:

         1. Section 9 of the Agreement (entitled "Additional Compensation") is hereby deleted and replaced in its entirety with the following:

         "9)  DEFERRED COMPENSATION

              The employee shall receive a one-time grant of deferred compensation equal to $100,000 and the entire amount shall be deposited by the Company into a deferred compensation account created for this purpose. The deferred compensation shall vest, so long as the employee continues to be employed by the Company, in the following installments: (i) as to $33,334 on September 15, 2004; (ii) as to $33,333 on September 15, 2005; and (iii) as to $33,333 on September 15, 2006, provided, however, that the entire amount of the deferred compensation shall immediately vest: (a) upon a change in control, or (b) if the employee's employment is terminated as a result of the employee's death or disability, or by the Company without "cause" (as defined in Section 12 below). The Company shall adopt a supplemental executive retirement plan ("SERP") for the benefit of the employee, setting forth the terms and conditions under which the deferred compensation will be paid to the employee. The definition of "Change in Control" to be used in the employee's SERP shall be substantially similar to that which is used in the SERP in effect between Brian F. King and the Company."

         2. Unless otherwise provided herein, all capitalized terms shall have the meaning assigned to such terms in the Agreement. Except as hereby amended, the Agreement shall continue in full force and effect.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 effective as of the date first above written.

EMPLOYEE:                                       CONCORD CAMERA CORP.


     /s/  Alan Schutzman                        By:      /s/ Ira B. Lampert
----------------------------                       -----------------------------
Alan Schutzman                                     Ira B. Lampert, Chairman,
                                                   Chief Executive Officer
                                                   and President

Date:      1/23/04                              Date:        2/18/04
     ------------------------                        ---------------------------